EX-99.906CERT

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael J. Petrick, President and Chief Executive Officer (Principal Executive Officer) of Carlyle Select Trust (the “Trust”) certify that:

1.	This Form N-CSR for the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 5, 2015

By:	/s/ Michael J. Petrick
Michael J. Petrick
President and Chief Executive Officer (Principal Executive Officer)

EX-99.906CERT

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

I, Venugopal Rathi, Chief Financial Officer (Principal Financial Officer) of Carlyle Select Trust (the “Trust”) certify that:

1.	This Form N-CSR for the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 5, 2015

By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer (Principal Financial Officer)